Document and Entity Information (USD $)	12 Months Ended
	Dec. 31, 2011	Mar. 16, 2012	Jun. 30, 2011
Document Information [Line Items]
Document Type	POS AM
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Trading Symbol	CMXI
Entity Registrant Name	CYTOMEDIX INC
Entity Central Index Key	0001091596
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Entity Filer Category	Smaller Reporting Company
Entity Common Stock, Shares Outstanding		70,644,027
Entity Public Float			$ 11,500,000

CONSOLIDATED BALANCE SHEETS (USD $)	Dec. 31, 2011	Dec. 31, 2010
Current assets
Cash	$ 2,246,050	$ 638,868
Short-term investments, restricted	52,840	52,817
Accounts and royalties receivable, net	1,480,463	1,207,027
Inventory	548,159	627,984
Prepaid expenses and other current assets	695,567	610,409
Deferred costs, current portion	136,436	357,412
Total current assets	5,159,515	3,494,517
Property and equipment, net	978,893	1,324,996
Deferred costs	317,219	191,153
Intangible assets, net	2,916,042	3,182,875
Goodwill	706,823	706,823
Total assets	10,078,492	8,900,364
Current liabilities
Accounts payable and accrued expenses	1,849,133	3,558,161
Deferred revenues, current portion	654,721
Note payable, current portion		1,520,947
Dividends payable on preferred stock	105,533	92,853
Derivative liabilities, current portion	528,467
Total current liabilities	3,137,854	5,171,961
Note payable	2,100,000	1,981,208
Derivative and other liabilities	1,559,055	1,826,447
Total liabilities	6,796,909	8,979,616
Commitments and contingencies
Stockholders' equity (deficit)
Common stock; $.0001 par value, authorized 100,000,000 shares; 2011 issued and outstanding - 55,536,292 shares; 2010 issued and outstanding - 44,103,743 shares	5,554	4,410
Additional paid-in capital	54,458,170	47,587,964
Accumulated deficit	(51,182,158)	(47,671,643)
Total stockholders' equity (deficit)	3,281,583	(79,252)
Total liabilities and stockholders' equity (deficit)	10,078,492	8,900,364
Series A Convertible preferred stock
Stockholders' equity (deficit)
Convertible preferred stock	10	10
Series B Convertible preferred stock
Stockholders' equity (deficit)
Convertible preferred stock	$ 7	$ 7

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Common stock, par value	$ 0.0001	$ 0.0001
Common stock, authorized	100,000,000	100,000,000
Common stock, issued	55,536,292	44,103,743
Common stock, outstanding	55,536,292	44,103,743
Series A Convertible preferred stock
Convertible preferred stock, par value	$ 0.0001	$ 0.0001
Convertible preferred stock, authorized	5,000,000	5,000,000
Convertible preferred stock, issued	97,663	97,663
Convertible preferred stock, outstanding	97,663	97,663
Convertible preferred stock, liquidation preference	$ 97,663	$ 97,663
Series B Convertible preferred stock
Convertible preferred stock, par value	$ 0.0001	$ 0.0001
Convertible preferred stock, authorized	5,000,000	5,000,000
Convertible preferred stock, issued	65,784	65,784
Convertible preferred stock, outstanding	65,784	65,784
Convertible preferred stock, liquidation preference	65,784	65,784
Series D Convertible preferred stock
Convertible preferred stock, par value	$ 0.0001	$ 0.0001
Convertible preferred stock, authorized	2,000,000	2,000,000
Convertible preferred stock, issued	3,300	3,315
Convertible preferred stock, outstanding	3,300	3,315
Convertible preferred stock, liquidation preference	$ 3,300,000	$ 3,315,000

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Revenues
Product Sales	$ 5,902,120	$ 3,787,935
License Fees	1,345,279
Royalties		123,098
Total revenues	7,247,399	3,911,033
Cost of revenues
Cost of sales	2,727,156	1,799,352
Cost of royalties		(186,402)
Total cost of revenues	2,727,156	1,612,950
Gross profit	4,520,243	2,298,083
Operating expenses
Salaries and wages	2,852,327	2,750,014
Consulting expenses	1,348,499	793,591
Professional fees	786,424	1,106,626
Research, development, trials and studies	98,148	415,633
General and administrative expenses	2,949,164	2,635,145
Total operating expenses	8,034,562	7,701,009
Loss from operations	(3,514,319)	(5,402,926)
Other income (expense)
Interest, net	(1,048,474)	(798,671)
Change in fair value of derivative liabilities	470,466	(572,313)
Gain on debt restructuring	576,677
Other	23,135	(28,841)
Total other income (expenses)	21,804	(1,399,825)
Loss before provision for income taxes	(3,492,515)	(6,802,751)
Income tax provision	18,000	14,000
Net loss	(3,510,515)	(6,816,751)
Preferred dividends:
Amortization of beneficial conversion feature on Series D preferred stock		1,948,155
Net loss to common stockholders	(3,856,751)	(9,039,974)
Loss per common share - Basic and diluted	$ (0.08)	$ (0.23)
Weighted average shares outstanding - Basic and diluted	50,665,986	38,668,698
Series A Preferred Stock
Preferred dividends:
Preferred stock	9,064	8,379
Series B Preferred Stock
Preferred dividends:
Preferred stock	6,168	5,698
Series D Preferred Stock
Preferred dividends:
Preferred stock	$ 331,004	$ 260,991

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT) (USD $)	Total USD ($)	Promissory Note payable to Sorin Group USA USD ($)	Employees and Directors USD ($)	Other Parties USD ($)	Promissory Note payable to JP's Nevada Trust USD ($)	Series A Preferred Stock USD ($)	Series B Preferred Stock USD ($)	Series D Preferred Stock	Common Stock USD ($)	Additional Paid-in Capital USD ($)	Additional Paid-in Capital Promissory Note payable to Sorin Group USA USD ($)	Additional Paid-in Capital Employees and Directors USD ($)	Additional Paid-in Capital Other Parties USD ($)	Additional Paid-in Capital Promissory Note payable to JP's Nevada Trust USD ($)	Accumulated Deficit USD ($)
Beginning Balance at Dec. 31, 2009	$ 976,051					$ 10	$ 7		$ 3,727	$ 41,827,199					$ (40,854,892)
Beginning Balance (in shares) at Dec. 31, 2009						97,663	65,784		37,273,628
Series D Preferred stock and warrants issued pursuant to private placement completed in Second Quarter (in shares)								3,650
Series D Preferred stock and warrants issued pursuant to private placement completed in Second Quarter	3,227,124									3,227,124
Common stock issued upon conversion of Series D stock (in shares)								(335)	762,750
Common stock issued upon conversion of Series D stock									76	(76)
Dividends accrued on Series A, B and D stock	(275,068)									(275,068)
Dividends on Series D stock, paid in Common shares (in shares)									371,927
Dividends on Series D stock, paid in Common shares	189,500								37	189,463
Common stock issued upon exercise of August 2009 warrants (in shares)									274,251
Common stock issued upon exercise of August 2009 warrants	165,703								28	165,675
Adjustments of derivative liability for August 2009 warrants exercised and anti-dilutive issuances, net	165,573									165,573
Warrants issued pursuant to the Guaranty Agreements executed in connection with Promissory Note payable		655,260									655,260
Equity issued pursuant to offering completed (in shares)									3,727,677
Equity issued pursuant to offering completed	628,475								373	628,102
Common stock issued pursuant to equity purchase agreements executed in October 2010 (in shares)									1,693,510
Common stock issued pursuant to equity purchase agreements executed in October 2010	593,920								169	593,751
Stock-based compensation related to options and warrants issued for services rendered by -
Stock-based compensation related to options and warrants issued for services rendered			360,269	50,692								360,269	50,692
Net loss	(6,816,751)														(6,816,751)
Ending Balance at Dec. 31, 2010	(79,252)					10	7		4,410	47,587,964					(47,671,643)
Ending Balance (in shares) at Dec. 31, 2010						97,663	65,784	3,315	44,103,743
Common stock issued upon conversion of Series D stock (in shares)								(15)	34,153
Common stock issued upon conversion of Series D stock									4	(4)
Dividends accrued on Series A, B and D stock	(346,236)									(346,236)
Dividends on Series D stock, paid in Common shares (in shares)									714,126
Dividends on Series D stock, paid in Common shares	333,556								72	333,484
Common stock issued upon exercise of August 2009 warrants (in shares)									374,561
Common stock issued upon exercise of August 2009 warrants	191,026								37	190,989
Abatement of derivative liabilities for the August 2009 and October 2010 warrants pursuant to amendments of underlying agreements	1,434,322									1,434,322
Write off of deferred financing costs for the August 2009 and October 2010 warrants pursuant to amendments of underlying agreements	(136,543)									(136,543)
Warrants issued pursuant to the Guaranty Agreements executed in connection with Promissory Note payable					545,750									545,750
Equity issued pursuant to offering completed (in shares)									984,850
Equity issued pursuant to offering completed	325,000								98	324,902
Conversion of 12% Convertible Promissory Notes completed in Fourth Quarter 2011 (in shares)									1,200,000
Conversion of 12% Convertible Promissory Notes completed in Fourth Quarter 2011	769,965								120	769,845
Common stock issued pursuant to equity purchase agreements executed in October 2010 (in shares)									8,124,859
Common stock issued pursuant to equity purchase agreements executed in October 2010	3,449,330								813	3,448,517
Stock-based compensation related to options and warrants issued for services rendered by -
Stock-based compensation related to options and warrants issued for services rendered			241,174	64,006								241,174	64,006
Net loss	(3,510,515)														(3,510,515)
Ending Balance at Dec. 31, 2011	$ 3,281,583					$ 10	$ 7		$ 5,554	$ 54,458,170					$ (51,182,158)
Ending Balance (in shares) at Dec. 31, 2011						97,663	65,784	3,300	55,536,292

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$ (3,510,515)	$ (6,816,751)
Adjustments to reconcile net loss to net cash used in operating activities:
Increase in allowance for doubtful accounts	36,378	23,672
Depreciation and amortization	631,181	440,178
Stock-based compensation	305,180	410,961
Change in fair value of derivative liabilities	(470,466)	572,313
Amortization of deferred costs	201,875	263,337
Non-cash interest expense - amortization of debt discount	508,846
Deferred income tax provision	18,000	14,000
Loss (Gain) on disposal of assets	(41,065)	7,567
Gain on debt restructuring	(576,677)
Change in assets and liabilities net of effects from acquisition of Angel business:
Accounts and other receivables, net	(944,589)	(1,050,139)
Inventory	79,825	549,037
Prepaid expenses and other current assets	(85,181)	(305,604)
Accounts payable and accrued expenses	(1,055,983)	2,356,062
Deferred revenues	654,721
Other liabilities	8,981
Net cash used in operating activities	(4,239,489)	(3,535,367)
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(66,430)	(774,625)
Payment for acquisition of Angel business		(2,000,000)
Proceeds from sale of equipment	89,251	54,632
Net cash provided by (used in) investing activities	22,821	(2,719,993)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of debt	2,100,000
Proceeds from issuance of common stock, net	3,774,330	1,900,605
Proceeds from sale of preferred stock and warrants, net		3,227,124
Repayment of note payable	(2,641,506)	(506,703)
Proceeds from option and warrant exercises	191,026	165,703
Proceeds from issuance of convertible debt, net	2,400,000
Net cash provided by financing activities	5,823,850	4,786,729
Net increase (decrease) in cash	1,607,182	(1,468,631)
Cash, beginning of period	638,868	2,107,499
Cash, end of period	$ 2,246,050	$ 638,868

Description of the Business	12 Months Ended
Dec. 31, 2011
Description of the Business

Note 1 — Description of the Business

Cytomedix, Inc. (“Cytomedix,” the “Company,” “we,” “us,” or “our”) develops, sells, and licenses regenerative biological therapies intended to aid the human body in regenerating/healing itself, to primarily address the areas of wound care, infection control, and orthopedic surgery. The Company currently markets the AutoloGelTM System (“AutoloGelTM”), as well as the Angel® Whole Blood Separation System (“Angel®”) and activAT® Autologous Thrombin Processing Kit (“activAT®”), both of which were acquired from Sorin USA, Inc. (“Sorin”) in April 2010 (the “Angel Business”).

AutoloGelTM is a device for the production of platelet rich plasma (“PRP”) gel derived from the patient’s own blood. The AutoloGelTM System is cleared by the Food and Drug Administration (“FDA”) for use on a variety of exuding wounds. The Company is currently pursuing a multi-faceted strategy to penetrate the chronic wound market with its AutoloGelTM System. Additionally, the Company has entered into an option agreement with a top 20 global pharmaceutical company granting the potential partner an exclusive option period through June 30, 2012 regarding license of the AutoloGelTM System.

Angel® and activAT® are used primarily in surgical settings. Angel® is used for separation of whole blood into red cells, platelet poor plasma and platelet rich plasma. ActivAT® is designed to produce autologous thrombin serum from platelet poor plasma and is sold exclusively in Europe and Canada, where it provides a safe alternative to bovine-derived products.

The Company is also pursuing opportunities for the application of AutoloGelTM and Angel® into other markets such as hair transplantation, pain management, and sports medicine, as well as actively seeking complementary products for regenerative medicine markets.

Cytomedix sells its products primarily to health care providers in the United States.

On February 8, 2012 Cytomedix announced the acquisition of Aldagen, Inc. (“Aldagen”) a biopharmaceutical company developing regenerative cell therapies based on its proprietary ALDH bright cell (“ALDHbr”) technology, currently in a Phase 2 trial for the treatment of ischemic stroke. See a further discussion of the Aldagen acquisition in the Subsequent Events note to these financial statements.

Liquidity and Management's Plans	12 Months Ended
Dec. 31, 2011
Liquidity and Management's Plans

Note 2 — Liquidity and Management’s Plans

At December 31, 2010, there was substantial doubt about the Company’s ability to continue as a going concern. At that time, the Company had a cash balance of only approximately $600,000, had limited history with the Angel® Business, had lost its licensing revenue stream due to the expiration of the patents in 2009 and needed additional capital to finance its operations and satisfy the then remaining installments on its note payable to Sorin.

Since then, the Company has undertaken numerous steps to improve its financial condition and business prospects. Specifically, it has completed the integration of a fully commercialized Angel Business, raised significant additional capital through the issuance of its equity, equity-linked, and debt securities, and obtained significant funding in the form of non-refundable option fees from a potential licensing and distribution partner. As such, the Company has sufficient resources to fund its operations at least through December 31, 2012, thereby removing the substantial doubt about its ability to continue as a going concern.

However, we will require additional capital to finance the further development of our business operations, in particular the completion of the Phase II RECOVER-Stroke trial, beyond that point. There is no assurance that additional funding will be available on acceptable terms, or at all. If adequate capital cannot be obtained on a timely basis and on satisfactory terms, the Company’s operations could be materially negatively impacted.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary of Significant Accounting Policies

Note 3 — Summary of Significant Accounting Policies

Basis of Presentation

The Company’s financial statements are prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America. They include the accounts of the company and our subsidiaries. All significant intercompany transactions and balances have been eliminated in consolidation. Certain prior period amounts have been reclassified to conform to the current period presentation with no impact to net loss.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

Business Combinations

The Company accounts for business combinations using the acquisition method. Under this method the Company allocates the purchase price to the assets acquired and liabilities assumed based on their estimated fair values at the date of acquisition, including intangible assets that arise from contractual or other legal rights or are separable (i.e. capable of being sold, transferred, licensed, rented, or exchanged separately from the entity). Determination of fair value is based on certain estimates and assumptions regarding such things as forecasted future revenues and expenses, customer attrition, prevailing royalty rates, required rates of return, etc. The purchase price in excess of the fair value of the net assets and liabilities is recorded as goodwill. See further discussion regarding the accounting for the Angel® Business (hereinafter defined) combination in Note 4.

Concentration of Risk

As of December 31, 2011 approximately $991,000 held in financial institutions was in excess of FDIC insurance; there were no such amounts at December 31, 2010. As of December 31, 2011 approximately $503,000 held in money market accounts at brokerage firms was in excess of Securities Investor Protection Corporation (“SIPC”); there were no such amounts at December 31, 2010. The amount not covered by SIPC is insured by the Company’s brokerage firm through additional “excess of SIPC” coverage from third party insurers. These third party insurers would cover losses in the event of the financial failure and liquidation of the financial institution that holds the Company’s institutional money market investments, however they do not insure against losses due to market fluctuations. The Company currently has two products, both using Plasma Rich Platelet (PRP) technology, that are presently marketed. Significant changes in technology could lead to new products or services that compete with the product offered by the Company. These changes could materially affect the price of the Company’s product or render it obsolete. The Company outsources manufacturing for all the components of its offerings.

Company utilizes single suppliers for several components of the Angel® and AutoloGelTM product lines. We outsource the manufacturing of various products, including component parts, composing the Angel® line to contract manufacturers. While we believe these manufacturers to be of sufficient competency, quality, reliability, and stability, there is no assurance that one or more of them will not experience an interruption or inability to provide us with the products needed to satisfy customer demand. Additionally, while most of the components of AutoloGelTM are generally readily available on the open market, a reagent, bovine thrombin, is available exclusively through Pfizer, with whom the Company has an established vendor relationship.

Cash Equivalents

The Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents.

Accounts Receivable

Cytomedix generates accounts receivable from the sale of its products. Cytomedix provides for a reserve against receivables for estimated losses that may result from a customer’s inability or unwillingness to pay. The allowance for doubtful accounts is estimated primarily based upon historical write-off percentages, known problem accounts, and current economic conditions. Accounts are written off against the allowance for doubtful accounts when the Company determines that amounts are not collectable. Recoveries of previously written-off accounts are recorded when collected. At December 31, 2011 and 2010 the Company maintained an allowance for doubtful accounts of $38,000 and $36,000, respectively.

Inventory

The Company’s inventory is produced by third party manufacturers and consists primarily of finished goods. Inventory cost is determined on a first-in, first-out basis and is stated at the lower of cost or net realizable value. The Company’s primary product is the Angel® Processing set which has a shelf life of three years. The Company also maintains an inventory of kits, reagents, and other disposables that have shelf lives that generally range from ten months to five years. Expired products are segregated and used for demonstration purposes only; the Company writes off expired inventory through cost of sales.

Property and Equipment

Property and equipment is stated at cost less accumulated depreciation and is depreciated, using the straight-line method, over its estimated useful life ranging from three to five years for all assets except for furniture and manufacturing equipment which is depreciated over seven and ten years, respectively. Maintenance and repairs are charged to operations as incurred. When assets are disposed of, the cost and related accumulated depreciation are removed from the accounts and any gain or loss is included in other income (expense).

Centrifuges may be sold, leased, or placed at no charge with customers. They are stated at cost less accumulated depreciation and are depreciated, using the straight-line method, over their estimated useful lives of three to five years. Maintenance and repairs are charged to operations as incurred. Depreciation expense for centrifuges that are available for sale, leased, or placed at no charge with customers are charged to cost of sales. Depreciation expense for centrifuges used for sales and marketing and other internal purposes are charged to operations. When the centrifuges are sold the net book value is charged to cost of sales.

Intangible Assets

The Company capitalizes the costs of purchased patents, trademarks, customer, and technology related intangibles. These intangibles are amortized using the straight-line method over their estimated useful lives. The Company reviews its finite-lived intangible assets for potential impairment when circumstances indicate that the carrying amount of assets may not be recoverable.

The Company assesses the potential impairment of its goodwill and indefinite-lived intangible assets at least annually by applying a fair value based test. The Company conducts this test as of October 1 of each year. As of October 1, 2011 we determined that there was no impairment. In the event that our analysis indicates an impairment, the Company would record an impairment loss, based on the fair value of the assets. Since the date of our fair value test there have been no triggering events requiring the need to update our impairment test.

Income Taxes

The Company accounts for income taxes using the asset and liability method. Under the asset and liability method, current income tax expense or benefit is the amount of income taxes expected to be payable or refundable for the current year. A deferred income tax asset or liability is recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax credits and loss carryforwards. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Tax rate changes are reflected in income during the period such changes are enacted.

For the year ended December 31, 2011, the income tax provision relates exclusively to a deferred tax liability associated with the amortization of goodwill. The Company has analyzed filing positions in all of the federal and state jurisdictions where it is required to file income tax returns, as well as all open tax years in these jurisdictions. The only periods subject to examination for the Company’s federal return are the 2007 through 2011 tax years. The Company believes that its income tax filing positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material change to its financial position. Therefore, no reserves for uncertain income tax positions have been recorded.

The Company’s policy for recording interest and penalties associated with audits is to record such items as a component of income before taxes. There were no such items during the periods covered in this report.

Revenue Recognition

The Company recognizes revenue in accordance with FASB ASC 605, Revenue Recognition. ASC 605 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred or services rendered; (3) consideration is fixed or determinable; and (4) collectability is reasonably assured.

Sales of products

The Company provides for the sale of its products, including disposable processing sets and supplies to customers. Revenue from sales products is recognized upon shipment of products to the customers. The Company does not maintain a reserve for returned products as in the past those returns have not been material.

Usage or leasing of blood separation equipment

Also, as a result of the acquisition of the Angel® business in 2010, the Company acquired various multiple element revenue arrangements that combine the (i) usage or leasing of blood separation processing equipment, (ii) maintenance of processing equipment, and (iii) purchase of disposable processing sets and supplies. Under these arrangements, the total arrangement consideration is allocated to the various elements based on their relative estimated selling prices. The usage of the blood separation processing equipment is accounted for as an operating lease; since customer payments are contingent upon the customer ordering new products, rental income is recorded following the contingent rental method when rental income is earned and collectability is reasonably assured. The sale of disposable processing sets and supplies and maintenance are deemed a combined unit of accounting; since (a) any consideration for disposable processing sets and supplies and maintenance is contingent upon the customer ordering additional disposable processing sets and supplies and (b) both the disposable products and maintenance services are provided over the same term, the Company recognizes revenue for this combined unit of accounting following the contingent revenue method at the time disposable products are delivered based on prices contained in the agreement. Rental income is currently less than 10% of total revenue and the Company therefore does not make separate disclosure in the statement of operations.

Licenses and royalties

Percentage-based fees on licensee sales of covered products are generally recorded as products are sold by licensees and are reflected as “Royalties” in the Consolidated Statements of Operations. Under certain agreements, Cytomedix has received up-front payments. If the up-front payment is deemed to be an inducement to enter into an agreement, and is applicable to some future period, then this amount is recorded as deferred revenue and amortized to revenue on a straight line basis over the course of the agreement.

Direct costs associated with product sales and royalty revenues are recorded at the time that revenue is recognized.

Option Agreement with a global pharmaceutical company

In the fourth quarter 2011, the Company entered into (and subsequently amended) an option agreement with a global pharmaceutical company (“Global Pharma”) (the “Option Agreement”), pursuant to which Global Pharma had an exclusive option through February 3, 2012 to execute an agreement with the Company to license its AutoloGel system (the “License Agreement”). In connection with the execution of the Option Agreement, Global Pharma paid the Company a non-refundable fee of $2.0 million; Global Pharma had a right to extend the Option Agreement through June 30, 2012 for an additional non-refundable fee of $2.5 million.

The Option Agreement includes the proposed terms of the License Agreement, including (i) a product license fee, (ii) a next generation product license fee (iii) a royalty agreement to share in the profits from the sale of licensed products. If Global Pharma had not executed the License Agreement by February 3, 2012 or extended the Option Agreement pursuant to stated extension terms, then the Option Agreement would have terminated and the Company would have retained all fees paid to it by Global Pharma. In February 2012, Global Pharma extended the Option Agreement through June 30, 2012 and paid the Company an additional $2.5 million.

The Company has determined that the Option Agreement has multiple elements, including exclusivity during the two option periods and, if the License Agreement is executed, the product license and the next generation product license. Accordingly, total arrangement consideration is allocated to the various elements based on their relative estimated selling prices and will be recognized as revenue according to their specific characteristics. The Company has allocated $1.9 million of consideration to the first exclusivity and option period and, in 2011, recognized approximately $1.3 million of revenue related to that element.

Stock-Based Compensation

The Company, from time to time, may issue stock options or stock awards to employees, directors, consultants, and other service providers under its Long-Term Incentive Plan (“LTIP”) (see Note 18). In some cases, it has issued compensatory warrants to service providers outside the LTIP (see Note 18).

All equity-based compensation is estimated on the date of grant using the Black-Scholes-Merton option-pricing formula. The weighted-average assumptions used in the model are summarized in the following table:

	2011	2010
Risk free rate	1.03%	1.96%
Expected years until exercise	5.0	6.0
Expected stock volatility	141%	143%
Dividend yield	—	—

For stock options, expected volatilities are based on historical volatility of the Company’s stock. Due to the Company’s short operating history, it uses peer company data to estimate option exercise and employee termination within the valuation model. The expected years until exercise represents the period of time that options are expected to be outstanding and was estimated by using peer company information. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant. The Company estimated that the dividend rate on its common stock will be zero.

The fair value of stock options or compensatory warrants issued to service providers utilizes the same methodology with the exception of the expected term. For these awards to non-employees, the Company estimates that the options or warrants will be held for the full term.

Stock-based compensation for awards granted to non-employees is periodically remeasured as the underlying options and warrants vest. The Company recognizes an expense for such awards throughout the performance period as the services are provided by the non-employees, based on the fair value of these options and warrants at each reporting period.

The Company estimates the fair value of stock awards based on the closing market value of the Company’s stock on the date of grant.

Loss Per Share

Loss per share is calculated in accordance with FASB ASC 260, Earnings Per Share. Basic loss per share is computed based upon the weighted average number of shares of common stock outstanding for the period and excludes any potential dilution. Diluted earnings per share reflects potential dilution from the exercise of securities into common stock. Outstanding options and warrants to purchase common stock and the common stock equivalents of convertible preferred stock are not included in the computation of diluted earnings per share because the effect of these instruments would be anti-dilutive (i.e. would reduce the loss per share). The common shares potentially issuable upon the exercise of these instruments were as follows at December 31:

	2011	2010
Options	6,275,555	5,323,054
Warrants	13,650,844	11,668,364
Series A Preferred Stock	32,554	32,554
Series B Preferred Stock	21,928	21,928
Series C Preferred Stock	—	—
Series D Preferred Stock	7,460,339	7,494,492
	27,441,220	24,540,392

Defined Contribution Plans

The Company sponsors a defined contribution plan under Section 401(k) of the Internal Revenue Code covering substantially all full-time U.S. employees. Employee contributions are voluntary and are determined on an individual basis subject to the maximum allowable under federal tax regulations. Participants are always fully vested in their contributions. Beginning in 2007, the Company modified its plan and began making employer matching contributions, which also vest immediately. This plan is designated as a “Safe Harbor” plan. During 2011 and 2010, the Company contributed approximately $54,000 and $55,000 in cash to the plan.

Fair Value of Financial Instruments

The balance sheets include various financial instruments that are carried at fair value. Fair value is the price that would be received from the sale of an asset or paid to transfer a liability assuming an orderly transaction in the most advantageous market at the measurement date. GAAP establishes a hierarchical disclosure framework which prioritizes and ranks the level of observability of inputs used in measuring fair value. These tiers include:

•	Level 1, defined as observable inputs such as quoted prices in active markets for identical assets;
•	Level 2, defined as observable inputs other than Level I prices such as quoted prices for similar assets; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities; and
•	Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.

An asset’s or liability’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. At each reporting period, we perform a detailed analysis of our assets and liabilities that are measured at fair value. All assets and liabilities for which the fair value measurement is based on significant unobservable inputs or instruments which trade infrequently and therefore have little or no price transparency are classified as Level 3.

The Company accounts for derivative instruments under ASC 815, Accounting for Derivative Instruments and Hedging Activities, as amended and interpreted. ASC 815 requires that we recognize all derivatives on the balance sheet at fair value. Certain warrants issued in 2009 and prior years meet the definition of derivative liabilities. In October 2010, we executed an equity-linked transaction in which detachable stock purchase warrants were sold; the warrants are accounted for as a derivative liability. In July and November 2011, we issued convertible notes that contained embedded conversion options; the embedded conversion options are accounted for as a derivative liability. We determine the fair value of these derivative liabilities using the Black-Scholes option pricing model. This model determines fair value by requiring the use of estimates that include the contractual term, expected volatility of the Company’s stock price, expected dividends and the risk-free interest rate. Changes in fair value are classified in “other income (expense)” in the consolidated statement of operations.

Additional information regarding fair value is disclosed in Note 5.

Recent Accounting Pronouncements

ASU No. 2010-28, “Intangibles — Goodwill and Other (Topic 350) — When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts.” ASU 2010-28 modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist such as if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. ASU 2010-28 became effective for the Company on January 1, 2011 and did not have a significant impact on the Company’s financial statements.

ASU No. 2011-04, “Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 amends the wording used to describe the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. This results in common fair value measurement and disclosure requirements in U.S. GAAP and IFRSs. ASU 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Early application by public entities is not permitted. The Company is currently evaluating the impact, if any, that the adoption of this amendment will have on its financial statements.

ASU No. 2011-08, “Intangibles — Goodwill and Other (Topic 350) — Testing Goodwill for Impairment.” The amendments in this Update are intended to reduce complexity and costs by allowing an entity the option to make a qualitative evaluation about the likelihood of goodwill impairment to determine whether it should calculate the fair value of a reporting unit. The amendments also improve previous guidance by expanding upon the examples of events and circumstances that an entity should consider between annual impairment tests in determining whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. Also, the amendments improve the examples of events and circumstances that an entity having a reporting unit with a zero or negative carrying amount should consider in determining whether to measure an impairment loss, if any, under the second step of the goodwill impairment test. The amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted, including for annual and interim goodwill impairment tests performed as of a date before September 15, 2011, if an entity’s financial statements for the most recent annual or interim period have not yet been issued. The Company is currently evaluating the impact, if any, that the adoption of this amendment will have on its financial statements.

Business Combinations	12 Months Ended
Dec. 31, 2011
Business Combinations

Note 4 — Business Combinations

On April 9, 2010, Cytomedix, through its wholly owned subsidiary, and Sorin entered into an Asset Purchase Agreement (the “Agreement”) pursuant to which Cytomedix agreed to buy all title and interest in certain assets of and assume certain liabilities in Sorin’s operation of the Angel® and activAT® product lines (including the whole blood separation system, the blood processing kit and blood accessing kit) (the “Business Assets” or “Angel® Business”). The Angel® System is a device that utilizes validated blood separation technology to separate platelets and plasma from other components of a patient’s blood. The device provides the necessary flexibility and sophistication for more complex clinical situations. The activAT® technology facilitates the preparation of autologous human thrombin and currently is sold in Europe and Canada. The Angel® Business acquired from Sorin will provide Cytomedix with immediate access to surgical markets. By acquiring the Angel® Business, Cytomedix became the only supplier of PRP technology with FDA cleared indications for topical use and surgical use.

Pursuant to the terms of the Agreement, the consideration for the acquisition was $7 million, to be paid as follows: (i) $2 million paid on closing and (ii) $5 million to be paid in accordance with a Secured Promissory Note with interest accruing at 2.7% per annum (the “Promissory Note”). On April 28, 2011, we entered into a settlement agreement with Sorin pursuant to which (i) the Company paid in full the remaining amount due on the Promissory Note and (ii) the parties agreed to settle disputes that had arisen between them related to certain ancillary agreements entered into at the time of acquisition.

The Company accounted for the acquisition of the Angel Business using acquisition accounting and, accordingly, allocated the total purchase consideration of approximately $6 million to the tangible and identifiable intangible assets acquired and liabilities assumed based on their estimated fair values at the date of acquisition, with the excess being assigned to goodwill. The allocation of total purchase consideration was as follows:

Inventory	$1,151,035
Intangibles	3,383,000
Property and equipment	768,000
Net assets acquired	$5,302,035
Excess of costs of acquisition over net assets acquired	$706,823

The Company incurred approximately $60,000 of expenses related to this acquisition, which are included in general and administrative expense in the Company’s statement of operations in 2010.

In February 2012, the Company acquired 100% of the outstanding stock of Aldagen, Inc. (see Note 22). In 2011, the Company incurred approximately $64,000 of expenses related to this acquisition, which are included in consulting, professional fees, and general and administrative expense in the Company’s 2011 statement of operations.

Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Measurements

Note 5 — Fair Value Measurements

Fair value is the price that would be received from the sale of an asset or paid to transfer a liability assuming an orderly transaction in the most advantageous market at the measurement date. U.S. GAAP establishes a hierarchical disclosure framework which prioritizes and ranks the level of observability of inputs used in measuring fair value.

Short-term Financial Instruments

The inputs used in measuring the fair value of cash and short-term investments are considered to be Level 1 in accordance with the three-tier fair value hierarchy. The fair market values are based on period-end statements supplied by the various banks and brokers that held the majority of the Company’s funds. The fair value of other short-term financial instruments (primarily accounts receivable, inventory, prepaid expenses and other current assets, and accounts payable and accrued expenses) approximate their carrying values because of their short-term nature.

Other Financial Instruments

The Company has segregated its financial assets and liabilities that are measured at fair value into the most appropriate level within the fair value hierarchy based on the inputs used to determine the fair value at the measurement date in the table below. The Company has no non-financial assets and liabilities that are measured at fair value.

The carrying amounts of the derivative liabilities are as follows:

Description	Level 1	Level 2	Level 3	Total
Liabilities at December 31, 2011:
Embedded conversion options	$—	$—	$1,823,207	$1,823,207
Total measured at fair value	$—	$—	$1,823,207	$1,823,207
Liabilities at December 31, 2010:
Stock purchase warrants	$—	$—	$1,812,447	$1,812,447
Total measured at fair value	$—	$—	$1,812,447	$1,812,447

The liabilities measured at fair value in the above table are classified as “derivative and other liabilities” in the accompanying consolidated balance sheets.

The following table sets forth a summary of changes in the fair value of Level 3 liabilities for the year ended December 31, 2011:

Description	Balance at December 31, 2010	New Issuances	Modification of Warrant Agreements	Conversion to Common Stock	Change in Fair Value	Balance at December 31, 2011
Derivative liabilities:
Stock purchase warrants	$1,812,447	$—	$(1,434,322)	$—	$(378,125)	$—
Embedded conversion options	$—	$2,085,513	$—	$(169,965)	$(92,341)	$1,823,207

The gains resulting from the changes in the fair value of the derivative instruments are classified as the “change in the fair value of derivative instruments” in the accompanying consolidated statements of operations. The fair value of the stock purchase warrants and embedded conversion options is determined based on the Black-Scholes option pricing model, and includes the use of unobservable inputs such as the expected term, anticipated volatility and expected dividends.

The terms of certain stock purchase warrants were modified in January 2011, resulting in a reclassification of the fair value of these warrants from derivative liabilities to additional paid-in capital. In addition, unamortized deferred financing costs relating to the issuance of the stock purchase warrants was also reclassified to additional paid-in capital.

In July and November 2011, we issued convertible notes that contained embedded conversion options which met the criteria for derivative liabilities. The fair value of the conversion options, at December 31, 2011, approximates $1,800,000.

In June 2011, the Company purchased a Certificate of Deposit (“CD”) from its commercial bank in the amount of $53,000. This CD bears interest at an annual rate of 0.50% and matures on February 24, 2012. The $53,000 carrying value of the CD approximates its fair value. This CD collateralizes the Letter of Credit described in Commitment and Contingencies (see Note 21).

Patent Settlement and License Agreements	12 Months Ended
Dec. 31, 2011
Patent Settlement and License Agreements

Note 6 — Patent Settlement and License Agreements

In 2005, 2006, and 2007 the Company identified and successfully pursued numerous companies that either marketed or sought to market products similar to the AutoloGelTM System, that the Company believed were infringing, inducing infringement of, or would infringe its intellectual property rights. Settlements were achieved and/or licenses were granted to these companies resulting in a royalty stream for Cytomedix. Royalties generated from these licensing agreements, as well as the related costs, are separately disclosed in the Consolidated Statements of Operations as “Royalties” and “Cost of royalties,” respectively. These license agreements, and the revenue streams associated therewith, have since terminated as the underlying patents expired in November 2009, with only final closeout adjustments being recorded in 2010.

Royalty Agreements	12 Months Ended
Dec. 31, 2011
Royalty Agreements

Note 7 — Royalty Agreements

The Company was party to a Royalty Agreement with Curative Health Services, Inc (“Curative”). Under this agreement as amended, Curative was due a portion of certain licensing receipts relating to the patents it acquired from Curative. On the Consolidated Statements of Operations, these costs are reflected as a Cost of royalties. The related payables are included in Accounts payable and accrued expenses on the Consolidated Balance Sheets. The relevant license agreements concluded in November 2009, simultaneous with the expiration of the underlying patents, with only final close out adjustments being recorded in 2010. The Company currently has no further income relating to the Curative patents on which it would owe a royalty.

The Company is also party to a Royalty Agreement with Mr. Charles Worden. Under this agreement, the Company is to pay Mr. Worden a royalty equal to 5% of gross profit on sales relying on certain patents, subject to a $6,250 minimum payment per month and a limit of $600,000 during any calendar year. This agreement also provides Mr. Worden with a security interest and lien in the patent as well as a reversionary interest if the Company discontinues substantially all efforts to commercialize the Worden Patent. This agreement expires February 2019. In 2010 and 2011, the Company paid $75,000 in annual royalties.

Receivables	12 Months Ended
Dec. 31, 2011
Receivables

Note 8 — Receivables

Accounts and royalties receivable, net consisted of the following at December 31:

	2011	2010
Trade receivables	$904,891	$578,936
Due from Sorin, net	—	637,132
Other receivables	613,806	26,476
	1,518,697	1,242,544
Less allowance for doubtful accounts	(38,234)	(35,517)
	$1,480,463	$1,207,027

The Due from Sorin, net relates to supply chain activity that occurred during the transition period after the acquisition in April 2010. Other receivables consist primarily of the cost of raw materials needed to manufacture the Angel® products that are sourced by the Company and immediately resold, at cost, to the contract manufacturer.

The following table reflects the approximate change in allowance for doubtful accounts.

	Balance at Beginning of Period	Charged to Costs and Expenses	Deductions(1)	Balance at End of Period
Year Ended December 31, 2011
Allowance for doubtful accounts	$36,000	$36,000	$(34,000)	$38,000
Year Ended December 31, 2010
Allowance for doubtful accounts	$20,000	$24,000	$(8,000)	$36,000

(1)	Reflects receivables written-off as uncollectible.

Inventory	12 Months Ended
Dec. 31, 2011
Inventory

Note 9 — Inventory

Inventory consisted of the following at December 31:

	2011	2010
Raw materials	$15,216	$63,940
Finished goods	532,943	564,044
	$548,159	$627,984

Prepaid Expenses and Other Current Assets	12 Months Ended
Dec. 31, 2011
Prepaid Expenses and Other Current Assets

Note 10 — Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets consisted of the following at December 31:

	2011	2010
Prepaid insurance	$59,349	$104,806
Prepaid fees and rent	28,202	24,929
Deposits and advances	563,436	418,808
Other Current Assets	44,580	61,866
	$695,567	$610,409

Deposits and advances consist primarily of payments to the Company’s raw materials suppliers and Angel® centrifuge manufacturers. Other Current Assets is exclusively made up of parts used to refurbish the Angel® centrifuges.

Property and Equipment	12 Months Ended
Dec. 31, 2011
Property and Equipment

Note 11 — Property and Equipment

Property and equipment, net consisted of the following at December 31:

	2011	2010
Medical equipment	$1,283,726	$1,291,107
Office equipment	73,927	73,927
Manufacturing equipment	262,290	255,685
	1,619,943	1,620,719
Less accumulated depreciation	(641,050)	(295,723)
	$978,893	$1,324,996

Medical equipment, whose accumulated depreciation was approximately $521,000 and $225,000 at December 31, 2011 and 2010, respectively, primarily represents centrifuges that are leased or held for lease.

Depreciation expense was approximately $364,000 and $240,000 for the years ended December 31, 2011 and 2010, respectively. The net book value of property and equipment disposed was $48,000 in 2011 and $62,000 in 2010.

Goodwill and Identifiable Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Identifiable Intangible Assets

Note 12 — Goodwill and Identifiable Intangible Assets

Goodwill

Goodwill represents the purchase price of acquisitions in excess of the amounts assigned to acquired tangible or intangible assets and assumed liabilities. Amounts allocated to goodwill are tax deductible in all relevant jurisdictions. The goodwill is attributable to the synergies expected to arise from the combined businesses.

As a result of its acquisition of the Angel® Business, Cytomedix recorded goodwill of approximately $707,000. The table below sets forth the changes in the carrying amount of goodwill for the period indicated:

Goodwill – January 1, 2010	$—
Increase due to Angel® acquisition	706,823
Goodwill – December 31, 2010	706,823
Change in 2011	—
Goodwill – December 31, 2011	$706,823

Prior to the acquisition of the Angel® Business, the Company had no goodwill. It is the Company’s policy to conduct an impairment test of goodwill on an annual basis as of October 1 of each year. The Company will also conduct tests if events occur or circumstances change that would, more likely than not, reduce the fair value of the Company below its carrying value. The Company determined that there was no impairment per its test as of October 1, 2011 and no such triggering events were identified during the quarter ended December 31, 2011.

Identifiable Intangible Assets

Cytomedix’s identifiable intangible assets consist of trademarks, technology (including patents), and customer relationships. These assets were a result of the Angel® Business acquisition. Those intangible assets, and the associated accumulated amortization, are as follows:

	December 31, 2011	December 31, 2010
Trademarks	$320,000	$320,000
Technology	2,355,000	2,355,000
Customer relationships	708,000	708,000
Total	$3,383,000	$3,383,000
Less accumulated amortization	(466,958)	(200,125)
	$2,916,042	$3,182,875

Cytomedix reevaluates the recoverability of its identifiable, definitive lived intangible assets when changes in circumstances indicate the asset’s value may be impaired. If such indicators are identified the Company then would evaluate the assets to determine the amount of such impairment, if any. No such indicators have been identified since the acquisition. Amortization expense of approximately $157,000 was recorded to cost of sales and approximately $110,000 was recorded to general and administrative expense in the year ended December 31, 2011. Annual amortization expense based on our existing intangible assets and their estimated useful lives is expected to be approximately:

2012	267,000
2013	267,000
2014	267,000
2015	267,000
2016	267,000
Thereafter	1,582,000

Accounts payable and accrued expenses	12 Months Ended
Dec. 31, 2011
Accounts payable and accrued expenses

Note 13 — Accounts payable and accrued expenses

Accounts payable and accrued expenses consisted of the following at December 31:

	2011	2010
Trade payables	$1,175,023	$1,096,799
Due to Sorin, net	—	1,859,060
Accrued compensation and benefits	227,323	152,253
Accrued professional fees	194,658	100,000
Accrued interest	86,100	157,598
Other payables	166,029	192,451
	$1,849,133	$3,558,161

The Due to Sorin, net balance is comprised of logistical costs related to the sale of the Angel® and ActivAT® products that were incurred and the cost of additional Angel® and ActivAT® inventory that was purchased or manufactured by Sorin during the post acquisition transition period.

Derivatives and other liabilities	12 Months Ended
Dec. 31, 2011
Derivatives and other liabilities

Note 14 — Derivatives and other liabilities

Derivative and other liabilities consisted of the following:

	December 31, 2011	December 31, 2010
Derivative liability, long-term portion	$1,294,740	$1,812,447
Long-term portion of convertible debt, net of unamortized discount	223,333	—
Deferred tax liability	32,000	14,000
Interest payable	8,982	—
	$1,559,055	$1,826,447

Debt	12 Months Ended
Dec. 31, 2011
Debt

Note 15 — Debt

4% Convertible Notes and 4% Promissory Note

On July 15, 2011, Cytomedix issued $1.3 million of its 4% Convertible Notes (the “July 4% Convertible Notes”) to an unaffiliated third party, JMJ Financial Group Inc. (“JMJ”). The July 4% Convertible Notes mature on July 15, 2014 and bear a one-time interest charge of 4% due on maturity. The July 4% Convertible Notes (plus accrued interest) convert at the option of JMJ, in whole or in part and from time to time, into shares of the Company’s common stock at a conversion rate equal to (i) the lessor of $0.80 per share or (ii) 80% of the average of the three lowest closing prices of the Company’s common stock for the previous 20 trading days prior to conversion (subject to a “floor” price of $0.25 per share). At December 31, 2011, the July 4% Convertible Notes were convertible into 1.7 million shares of common stock at a conversion price of $0.76 per share.

Simultaneous with the issuance of the July 4% Convertible Notes, the Company loaned $1.3 million to JMJ in exchange for a 4% secured promissory note (the “July 4% Promissory Note”). The July 4% Promissory Note is due on July 15, 2014, bears a one-time interest charge of 4% due on maturity, and is collateralized by certain money-market funds held by JMJ. The simultaneous issuance of the July 4% Convertible Notes and the July 4% Promissory Note allows JMJ to invest over a defined period of time and provides Cytomedix with a cash-collateralized security interest for the remaining investment. JMJ repaid $800,000 to the Company in the third quarter 2011 and the remaining $500,000 in the fourth quarter 2011.

On November 18, 2011, Cytomedix issued $0.5 million of its 4% Convertible Notes (the “November 4% Convertible Notes”) to JMJ. The November 4% Convertible Notes mature on November 18, 2014 and bear a one-time interest charge of 4% due on maturity. The November 4% Convertible Notes (plus accrued interest) convert at the option of JMJ, in whole or in part and from time to time, into shares of the Company’s common stock at a conversion rate equal to 80% of the average of the three lowest closing prices of the Company’s common stock for the previous 20 trading days prior to conversion (subject to a “floor” price of $0.25 per share). At December 31, 2011, the November 4% Convertible Notes were convertible into 0.7 million shares of common stock at a conversion price of $0.76 per share.

Simultaneous with the issuance of the November 4% Convertible Notes, the Company loaned $0.5 million to JMJ in exchange for a 4% secured promissory note (the “November 4% Promissory Note”). The November 4% Promissory Note is due on November 18, 2014, bears a one-time interest charge of 4% due on maturity, and is collateralized by certain money-market funds held by JMJ. The simultaneous issuance of the November 4% Convertible Notes and the November 4% Promissory Note allows JMJ to invest over a defined period of time and provides Cytomedix with a cash-collateralized security interest for the remaining investment. JMJ repaid $500,000 to the Company in the fourth quarter 2011.

JMJ has the option to provide additional funding of up to $1.0 million on substantially the same terms; however, the Company may elect to cancel such notes, in its sole discretion, with no penalty.

The conversion option embedded in the July and November 4% Convertible Notes is accounted for as a derivative liability, and resulted in the creation at issuance of a discount to the carrying amount of the debt, totaling $1.8 million, which is being amortized as additional interest expense using the straight-line method over the term of the July and November 4% Convertible Notes (the Company determined that using the straight-line method of amortization did not yield a materially different amortization schedule than the effective interest method). The embedded conversion option is recorded at fair value and is marked to market at each period, with the resulting change in fair value being reflected as “change in fair value of derivative liabilities” in the accompanying condensed consolidated statements of operations.

12% Convertible Notes

On July 15, 2011, the Company issued $600,000 of its 12% convertible notes (the “12% Convertible Notes”) to four of its existing shareholders. The 12% Convertible Notes mature on March 31, 2012 and bear interest at a rate of 12% annually, payable quarterly. The 12% Convertible Notes (plus accrued and unpaid interest) convert at the option of the holders, in whole or in part and from time to time, into shares of the Company’s common stock at a conversion rate equal to 90% of the volume-weighted adjusted closing price of the Company’s common stock for the previous 10 trading days prior to conversion (subject to a “ceiling” price of $0.50 per share).

The conversion option embedded in the 12% Convertible Notes is accounted for as a derivative liability, and resulted in the creation at issuance of a discount to the carrying amount of the debt, in the amount of $0.3 million, which is being amortized as additional interest expense using the straight-line method over the term of the 12% Convertible Notes (the Company determined that using the straight-line method of amortization did not yield a materially different amortization schedule than the effective interest method). The embedded conversion option is recorded at fair value and is marked to market at each period, with the resulting change in fair value being reflected as “change in fair value of derivative liabilities” in the accompanying condensed consolidated statements of operations.

On December 30, 2011 the holders of the 12% Convertible Notes converted the $600,000 principal balance of the notes into 1,200,000 common shares. As a result of the conversion, the Company wrote-off the unamortized debt discount related to the 12% Convertible notes to interest expense while the carrying amount of the debt and fair value of the embedded conversion option was reclassified to equity.

Sorin Note Payable

In conjunction with the Sorin Asset Purchase Agreement (see Note 4), the Company executed a $5 million Promissory Note that accrued interest at 2.7% per annum and was secured by a first priority security interest in the assets acquired. The payments on the Promissory Note were payable as follows: (i) installments of $800,000 each on the 6- and 12-month anniversaries of the Promissory Note, (ii) installments of $1,200,000 each on the 18- and 24-month anniversaries of the Promissory Note, and (iii) an installment of $1,000,000 on the 30-month anniversary of the Note. A portion of the foregoing payment obligations of the Company was guaranteed by certain guarantors as described below. Interest paid in 2011 was approximately $315,000.

In conjunction with the Asset Purchase Agreement, certain existing shareholders of the Company (the “Guarantors”) executed guaranty agreements pursuant to which such Guarantors agreed to guaranty 50% of the first $4 million payable to Sorin under the Promissory Note (the “Guaranty Agreements”). In connection with the foregoing guaranties, the Company agreed to provide the following consideration to the Guarantors: (i) cash fee calculated as a percentage of the amount guaranteed (the “Cash Fee”) and (ii) 5 year warrants to purchase an aggregate 1,333,334 shares of Common stock of the Company at an exercise price of $0.5368 per share. These warrants were valued at approximately $655,000, were capitalized as deferred debt issuance costs and were being amortized to interest expense on a straight-line basis over the two year guarantee period. The Company determined that the straight line method of amortization did not yield a materially different amortization schedule from the effective interest method.

On April 28, 2011, we entered into a Settlement Agreement (the “Settlement Agreement”) pursuant to which: (a) the Company agreed to satisfy in full the remaining $3,400,000 due under the Sorin Note, and (b) the parties agreed to settle disputes that had arisen between them related to certain ancillary agreements entered into at the time of acquisition.

Pursuant to the Settlement Agreement, the Company agreed to pay Sorin an amount equal to $2,100,000 in complete satisfaction of the $3,400,000 due under the Sorin Note. Upon receipt of this payment, Sorin agreed to waive its right to and release the Company from its obligation to pay the remaining $1,300,000 million due under the Sorin Note, and to release its security interest in the Business Assets and its rights under a subordination agreement that was issued in favor of Sorin at the time of acquisition. The $2,100,000 payment was made on April 29, 2011.

Additionally, the Company agreed to repay approximately $1.2 million in net amounts due Sorin pursuant to distribution agreements entered into at the time of the acquisition (“Payable to Sorin”) in eight equal monthly installments commencing June 15, 2011.

In order to fund the $2.1 million payment to Sorin described above, on April 28, 2011, the Company borrowed $2.1 million pursuant to a secured promissory note that matures April 28, 2015. The note accrues interest at a rate of 12% per annum, and requires interest-only payments each quarter commencing September 30, 2011, with the then outstanding principal due on the maturity date, or April 28, 2015. The note may be accelerated by the lender if Cytomedix defaults in the performance of the terms of the promissory note, if the representations and warranties made by us in the note are materially incorrect, or if we undergo a bankruptcy event. The note is secured by business assets acquired from Sorin.

In accordance with the debt restructuring, the Company wrote-off the remaining unamortized deferred costs of the warrants relating to the Sorin Note guarantees and recognized a gain on the debt restructuring. These amounts, net of legal fees, are reflected as an approximate $577,000 gain in the Other income (expense) section of our Consolidated Statements of Operations (representing approximately $0.01 per share). The carrying value of the new note is reflected in the non-current liabilities section of the Consolidated Balance Sheets.

In connection with the issuance of the new secured promissory note, the Company issued the lender a warrant to purchase up to 1,000,000 shares at an exercise price of $0.50 per share vesting as follows: (a) 666,667 shares upon issuance of the note, (b) 83,333 shares if the note has not been prepaid by the first anniversary of its issuance, (c) 116,667 shares if the note has not been prepaid by the second anniversary of its issuance, and (d) 133,333 shares if the note has not been prepaid by the third anniversary of its issuance.

Of the $2,100,000 due under the note, our payment obligations with respect to $1,400,000 under note were guaranteed by certain insiders, affiliates, and shareholders of the Company, including Mr. David Jorden, one of the Company’s directors. In connection with this guarantee, the Company issued the guarantors warrants to purchase an aggregate of up to 1,500,000 shares, on a pro rata basis based on the amount of the guarantee, at an exercise price of $0.50 per share vesting as follows: (a) 833,333 shares upon issuance of the note, (b) 166,667 shares if the note has not been prepaid by the first anniversary of its issuance, (c) 233,333 shares if the note has not been prepaid by the second anniversary of its issuance, and (d) 266,667 shares if the note has not been prepaid by the third anniversary of its issuance.

The warrants issued to the lender and the guarantors were valued at approximately $546,000, were recorded as deferred debt issuance costs, and are being amortized to interest expense on a straight-line basis over the four-year guarantee period. The Company determined that the straight-line method of amortization did not yield a materially different amortization schedule from the effective interest method.

On December 22, 2011, the Company and Sorin entered into a Receivable Settlement Agreement to which the Company agreed to satisfy, in full, the remaining balance of the $1.2 million Payable to Sorin by December 31, 2011, at a discount of $89,000. This discount is reflected as a gain in the Other income (expense) section of our Consolidated Statements of Operations.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes

Note 16 — Income Taxes

Income tax (expense) benefit for the years ended December 31, 2011 and 2010 consisted of the following:

	2011	2010
Current:
Federal	$—	$—
State	—	—
Deferred:
Federal	56,000	133,000
State	(18,000)	(25,000)
Net operating loss carryforward	1,310,000	2,023,000
Valuation Allowance	(1,366,000)	(2,145,000)
Total income tax (expense) benefit	$(18,000)	$(14,000)

Significant components of Cytomedix’s deferred tax assets and liabilities consisted of the following at December 31:

	2011	2010
Deferred tax assets:
Stock-based compensation	$3,948,000	$3,849,000
Amortization of patents	99,000	89,000
Tax deductible Goodwill	—	371,000
Derivative liabilities	713,000	—
Other	69,000	71,000
Total deferred tax assets	4,829,000	4,380,000
Deferred tax liabilities:
Discount on Note Payable	(617,000)	(224,000)
Other	(32,000)	(14,000)
Total deferred tax liabilities	(649,000)	(238,000)
Net deferred tax assets, excluding net operating loss carryforwards	4,180,000	4,142,000
Net operating loss carryforwards	15,488,000	14,178,000
	19,668,000	18,320,000
Less valuation allowance	(19,700,000)	(18,334,000)
Total deferred tax assets (liabilities)	$(32,000)	$(14,000)

The following table reflects the change in the valuation allowance for deferred tax assets at December 31:

Valuation allowance – January 1, 2010	$16,042,000
Change in valuation – 2010	2,292,000
Valuation allowance – December 31, 2010	18,334,000
Change in valuation – 2011	1,366,000
Valuation allowance – December 31, 2011	$19,700,000

The following table presents a reconciliation between the U.S. federal statutory income tax rate and the Company’s effective tax rate:

	2011	2010
U.S. Federal statutory income tax	35.0%	35.0%
State and local income tax benefits	3.4%	3.2%
Fair value of Derivatives	4.7%	(3.0%)
Nondeductible guarantee fees	(2.0%)	(1.4%)
Other	(1.5%)	0.2%
Valuation allowance for deferred income tax assets	(39.1%)	(33.8%)
Effective income tax rate	0.5%	0.2%

The Company had loss carryforwards of approximately $40,307,000 as of December 31, 2011 that may be offset against future taxable income. The carryforwards will expire between 2021 and 2031. Utilization of these carryforwards may be subject to annual limitations based upon previous significant changes in stock ownership. Management has determined that realization of the net deferred tax assets is not assured and accordingly has established a valuation allowance of $19,700,000 and $18,334,000 at December 31, 2011 and 2010, respectively.

In 2011, the Company recorded an income tax provision of $18,000 related to a deferred tax liability resulting from the amortization of Goodwill for tax purposes.

The Company’s source of income before expenses is primarily domestic.

The Company does not believe it has any uncertain income tax positions as described in its discussion of Income Tax accounting policy in Note 3.

Capital Stock	12 Months Ended
Dec. 31, 2011
Capital Stock

Note 17 — Capital Stock

The Company has several classes of stock as described below.

Common Stock

Common stock has a par value of $.0001 per share and is limited to a maximum of 100,000,000 shares. It is subordinate to Series A, B, C, and D Convertible Preferred stock and to all other classes and series of equity securities of the Company which by their terms rank senior to it, in the event of a liquidation, dissolution, or winding up of the Company or with regard to any other rights, privileges or preferences. Each share of Common stock represents the right to one vote. Holders of Common stock are entitled to receive dividends as may be declared by the Board of Directors, subject to the limitations in the terms of the Series A, B, C, and D Convertible Preferred stock described below.

Series A Convertible Preferred Stock

Series A Convertible Preferred stock (“Series A”) has a par value of $.0001 per share and is limited to a maximum of 5,000,000 shares. It has a stated liquidation preference of $1.00 per share and preference over and rank senior to (i) Series B Convertible Preferred stock, (ii) Common stock, and (iii) all other classes and series of equity securities of the Company which by its terms do not rank senior to the Series A stock. The Series A contains a negative covenant prohibiting the Company from granting any security interest in the Company’s patents and/or future royalty streams (“Intellectual Property”). The holders of record of shares are entitled to receive cumulative dividends at the rate of 8% of the stated liquidation preference amount per share per annum, payable quarterly in arrears. These dividends are prior and in preference to any declaration or payment of any distribution on any outstanding shares of Common stock or any other equity securities of the Company ranking junior as to the payment of dividends. Dividends are to be paid in shares of Series A or, in the sole discretion of the Board of Directors, in cash. Each share of Series A stock shall entitle the holder thereof to vote on all matters voted on by holders of Common stock of the Company voting together as a single class with the other shares entitled to vote.

Each share of Series A stock may be converted into Common stock at a conversion rate equal to 90% of the twenty-day average closing price of the Company’s Common stock, but in no case shall this price be less than $3.00 per share. The Company may redeem Series A stock for cash at a price per share equal to 104% of the liquidation preference amount plus all accrued but unpaid dividends, by providing proper notice of not less than 10 days nor more than 60 days prior to a redemption date set by the Company. The Series A preferred stock was redeemed in February 2012 — see Note 22.

Series B Convertible Preferred Stock

Series B Convertible Preferred stock (“Series B”) has a par value of $.0001 per share and is limited to a maximum of 5,000,000 shares. It has a stated liquidation preference of $1.00 per share, is subordinate to the Series A stock, and has preference over and ranks senior to (i) Common stock, and (ii) all other classes and series of equity securities of the Company which by its terms do not rank senior to the Series B stock. The Series B contains a negative covenant prohibiting the Company from granting any security interest in the Company’s Intellectual Property. The holders of record of shares are entitled to receive cumulative dividends at the rate of 8% of the stated liquidation preference amount per share per annum, payable quarterly in arrears. These dividends are prior and in preference to any declaration or payment of any distribution on any outstanding shares of Common stock or any other equity securities of the Company ranking junior as to the payment of dividends. Dividends are to be paid in shares of Series B or, in the sole discretion of the Board of Directors, in cash. Each share of Series B stock shall entitle the holder thereof to vote on all matters voted on by holders of Common stock of the Company voting together as a single class with the other shares entitled to vote.

Each share of Series B stock may be converted into Common stock at a conversion rate equal to 90% of the twenty-day average closing price of the Company’s Common stock, but in no case shall this price be less than $3.00 per share. The Company may redeem Series B stock for cash at a price per share equal to 103% of the liquidation preference amount plus all accrued but unpaid dividends, by providing proper notice of not less than 10 days nor more than 60 days prior to a redemption date set by the Company. The Series B preferred stock was redeemed in February 2012 — see Note 22.

Series C Convertible Preferred Stock

Series C Convertible Preferred stock (“Series C”) has a par value of $.0001 per share and is limited to a maximum of 1,000 shares. It has a stated liquidation preference of $10,000 per share, and ranks junior to the Series A regarding distributions upon liquidation of the Company. Series C stock ranks junior to the Series B solely with respect to the priority security interest in the Company’s Intellectual Property. The shares accrued dividends at 6% of the stated liquidation preference amount from the date of issuance and increased to 8% commencing on September 25, 2005, and were payable annually in cash or shares of Common stock at the option of the Company. The Series C stock ranks pari passu with Series A and Series B with respect to payment of dividends. As of December 31, 2010 and 2009, no Series C remained outstanding.

Series D Convertible Preferred Stock

The Company’s Board designated 2,000,000 shares of the preferred stock as the 10% Series D Convertible Preferred Stock (the “Preferred Stock”) with a stated value of $1,000 per share. The Preferred Stock earns cumulative dividends at the rate of 10% per annum, payable quarterly in cash in arrears on January 15, April 15, July 15 and October 15, beginning on July 15, 2010, or, in the Company’s sole discretion, in shares of common stock valued at the 5-day volume weighted average price ending 3 days immediately preceding the dividend due date, but in no case at a price less than $0.40 per share. The Preferred Stock may be converted, at the holder’s option, into shares of common stock at a conversion price equal to $0.4392. Upon any liquidation, dissolution or winding-up of our company, whether voluntary or involuntary, the holders will be entitled to receive out of the Company’s assets an amount equal to the stated value, plus any accrued and unpaid dividends thereon and any other fees then due and owing thereon, for each share of Preferred Stock before any distribution or payment is made to the holders of any junior securities. The holders of the Preferred Stock can vote their shares on a “one share one vote” basis. At any time after the third anniversary of the issuance date, the Company may redeem some or all of the then outstanding Preferred Stock, for cash equal to 100% of the aggregate stated value and accrued but unpaid dividends. The Preferred Stock also provides that with limited exceptions as discussed below, in no event will the Company effect any conversion of the Preferred Stock and the holder of the Preferred Stock will not have the right to convert the Preferred Stock, to the extent that such conversion would result in beneficial ownership by the holder of the Preferred Stock and its affiliates in excess of 9.99% of the then outstanding shares of common stock (after taking into account the shares to be issued to the holder upon such conversion). The Preferred Stock holder may decrease the foregoing threshold upon 61 days’ notice of such decrease to us. The Preferred Stock is not and will not be listed on any securities exchange or automated quotation system. The Series D preferred stock was converted into common stock in February 2012 — see Note 22.

Warrants and Options

The Company had the following outstanding warrants and options at December 31:

	# Outstanding
Equity Instrument	December 31, 2011	December 31, 2010
Class D Warrants(1)	—	304,033
Fitch/Coleman Warrants(2)	975,000	975,000
August 2008 Warrants(3)	1,000,007	1,000,007
August 2009 Warrants(4)	1,489,884	1,638,888
April 2010 Warrants(5)	4,128,631	4,128,631
Guarantor 2010 Warrants(6)	1,333,334	1,333,334
October 2010 Warrants(7)	1,863,839	1,863,839
Guarantor 2011 Warrants(8)	2,500,000	—
Other warrants(9)	360,149	424,632
Options issued under the Long-Term Incentive Plan(10)	6,275,555	5,323,054

(1)	These warrants were issued in May 2006, were voluntarily exercisable at $3.50 per share, and expired without exercise on May 1, 2011.
(2)	These warrants were issued in connection with the August 2, 2007 Term Sheet Agreement and Shareholders’ Agreement with the Company’s outside patent counsel, Fitch Even Tabin & Flannery and The Coleman Law Firm, and have a 7.5 year term. The strike prices on the warrants are: 325,000 at $1.25 (Group A); 325,000 at $1.50 (Group B); and 325,000 at $1.75 (Group C). The Company may call up to 100% of these warrants, provided that the closing stock price is at or above the following call prices for ten consecutive trading days: Group A — $4/share; Group B — $5/share; Group C — $6/share. If the Company exercises its right to call, it shall provide at least 45 days notice for one-half of the warrants subject to the call and at least 90 days notice for the remainder of the warrants subject to the call.
(3)	These warrants were issued in connection with the August 2008 registered direct offering of Common stock and warrants, are voluntarily exercisable at $1.00 per share, provided that the exercise does not result in the holder owning in excess of 9.99% of the outstanding shares of the Company’s common stock, and expire on August 29, 2012.
(4)	These warrants were issued in connection with the August 2009 financing, are voluntarily exercisable at $0.51 per share and expire in February 2014. These amounts reflect adjustments for an additional 420,896 warrants due to anti-dilutive provisions. These warrants were previously accounted for as a derivative liability through January 28, 2011. At that time, they were modified to remove non-standard anti-dilution clauses and the associated derivative liability and related deferred financing costs were reclassified to APIC.
(5)	These warrants were issued in connection with the April 2010 Series D preferred stock offering, are voluntarily exercisable at $0.54 per share and expire on April 9, 2015.
(6)	These warrants were issued pursuant to the Guaranty Agreements executed in connection with the Promissory Note payable to Sorin. These warrants have an exercise price of $0.54 per share and expire on April 9, 2015.
(7)	These warrants were issued in connection with the October 2010 registered direct offering of common stock. They have an exercise price of $0.60 and expire on April 7, 2016. These warrants were previously accounted for as a derivative liability through January 28, 2011. At that time, they were modified to remove non-standard anti-dilution clauses and the associated derivative liability and related deferred financing costs were reclassified to APIC.
(8)	These warrants were issued pursuant to the Guaranty Agreements executed in connection with the Promissory Note payable to JP’s Nevada Trust. These warrants have an exercise price of $0.50 per share and expire on April 28, 2016.
(9)	These warrants were issued to consultants and other professional service providers in exchange for services provided. They have terms ranging from 5 to 10 years with various expiration dates through February 24, 2014 and exercise prices ranging from $1.10 to $2.55. They are all vested and voluntarily exercisable. There is no call provision associated with these warrants.
(10)	These options were issued under the Company’s Long-Term Incentive Plan approved by shareholders. See Note 18 for a full discussion regarding these options.

Activity

The Company issued 11,432,549 shares of common stock during 2011. The following table lists the sources of and the proceeds from those issuances:

Source	# of Shares	Total Proceeds
Conversion of Series D Convertible Preferred shares	34,153	$—
Exercise of August 2009 warrants	374,561	$191,026
Common stock issued in lieu of cash for dividend payable on Series D Convertible Preferred shares	714,126	$—
Conversion of 12% Convertible Notes completed in Fourth Quarter 2011	1,200,000	$—
Sale of shares pursuant to private offering completed in Second Quarter 2011	984,850	$325,000
Sale of shares pursuant to October 2010 equity purchase agreement	7,913,804	$3,449,330
Common stock issued in lieu of cash for fees incurred pursuant to October 2010 equity purchase agreement	211,055	$—
Totals	11,432,549	$3,965,356

The Company issued 6,830,115 shares of Common stock during 2010. The following table lists the sources of and the proceeds from those issuances:

Source	# of Shares	Total Proceeds
Conversion of Series D Convertible Preferred shares	762,750	$—
Exercise of August 2009 warrants	274,251	$165,703
Common stock issued in lieu of cash for dividend payable on Series D Convertible Preferred shares	371,927	$—
Sale of shares pursuant to registered direct offering completed in Fourth Quarter 2010	3,727,677	$1,506,000
Sale of shares pursuant to October 2010 equity purchase agreement	1,350,000	$613,920
Common stock issued in lieu of cash for fees incurred pursuant to October 2010 equity purchase agreement	343,510	$—
Totals	6,830,115	$2,285,623

The Company has used the cash proceeds from these 2011 and 2010 issuances for general corporate purposes. The issuance of shares of the Company’s securities were either registered under the Securities Act or made in reliance on the private offering exemptions contained in Section 4(2) of the Securities Act and regulations promulgated thereunder, and in reliance on similar exemptions under applicable state laws as a transaction not involving a public offering. None of these transactions involved any underwriters, underwriting discounts or commissions.

In 2011, the Company granted 1,000,500 options to purchase the Company’s common stock with exercise prices ranging from $0.35 to $0.80 under the LTIP (see Note 18).

During the year ended December 31, 2011, 112,482 stock options and compensatory warrants expired or were forfeited by contract due to the termination of the underlying service arrangement.

On December 30, 2011, the Company issued 1,200,000 shares of common stock to various holders of 12% Convertible Promissory Notes dated July 15, 2011, pursuant to certain debt conversion agreements (see Note 15).

On October 17, 2011, pursuant to the terms of the Certificate of Designation, the Company paid a dividend on its Series D Preferred stock in the form of shares of its Common stock. The total dividend paid to all Series D Preferred stock holders was 156,833 common shares.

On July 18, 2011, pursuant to the terms of the Certificate of Designation, the Company paid a dividend on its Series D Preferred stock in the form of shares of its Common stock. The total dividend paid to all Series D Preferred stock holders was 207,189 Common shares.

On April 29, 2011, the Company sold 984,850 shares of common stock at a purchase price of $0.33 per share to four investors. The shares were sold in transactions exempt from registration under the Securities Act of 1933, in reliance on Section 4(2) thereof and Rule 506 of Regulation D thereunder. Each purchaser represented that it was an “accredited investor” as defined in Regulation D.

On April 18, 2011, pursuant to the terms of the Certificate of Designation, the Company paid a dividend on its Series D Preferred stock in the form of shares of its Common stock. The total dividend paid to all Series D Preferred stock holders was 207,189 common shares.

On March 28, 2011, the Board of Directors retired the Company’s Series C Convertible Preferred stock; there was no such stock outstanding at the time of retirement.

On January 18, 2011, pursuant to the terms of the Certificate of Designation, the Company paid a dividend on its Series D Preferred stock in the form of shares of its Common stock. The total dividend paid to all Series D Preferred stock holders was 142,915 common shares.

In 2010, the Company granted 733,000 options to purchase the Company’s common stock with exercise prices ranging from $0.47 to $0.61 under the LTIP (see Note 18).

During the year ended December 31, 2010, 851,500 stock options and compensatory warrants expired or were forfeited by contract due to the termination of the underlying service arrangement.

On October 15, 2010, pursuant to the terms of the Certificate of Designation, the Company paid a dividend on its Series D Preferred stock in the form of shares of its common stock. The total dividend paid to all Series D Preferred stock holders was 196,878 common shares.

On October 7, 2010, Cytomedix entered into securities purchase agreements with investors to raise gross proceeds of approximately $1.5 million, before offering related expenses, in a registered direct offering of 3,727,677 shares of its common stock and warrants to purchase 1,863,839 shares of common stock. The per share purchase price paid by investors was $0.40, the purchase price paid by affiliate investors was $0.53. The warrants expire after five years and are exercisable at $0.60 per share on or after April 7, 2011. The Company expects to use the proceeds from this transaction for debt servicing and general corporate and working capital purposes. The Company’s total expense in connection with this offering is $199,000.

On October 6, 2010, Cytomedix entered into a certain Purchase Agreement (the “LPA”) with Lincoln Park Capital Fund, LLC (“LPC”), which provides that, upon the terms and subject to the conditions and limitations set forth therein, LPC is committed to purchase up to an aggregate of $1.5 million of the Company’s shares of common stock, including up to 91,784 commitment shares, over the 25-month term of the LPA. Under this LPA, the Company has the right, in its sole discretion, on every other business day, to present LPC with a purchase notice, directing LPC (as principal) to purchase up to 150,000 shares of the Company’s common stock per trading day, up to $1.5 million of the Company’s common stock in the aggregate over the 25-month term of the LPA, at a per share price (the “Purchase Price”) calculated as the lower of (i) the lowest trading price on the date of sale or (ii) the arithmetic average of the three lowest closing sale prices for the common stock during the 12 consecutive business days ending on the business day immediately preceding the purchase date of those securities. The LPA provides in no event shall the Purchase Price be less than $0.30 per share. The Company will control the timing and amount of any sales of its common stock to LPC. LPC has no right to require any sales by the Company, but is obligated to make purchases from the Company as the Company directs in accordance with the LPA. The Company also can accelerate the amount of common stock to be purchased under certain circumstances. There are no limitations on use of proceeds, financial or business covenants, restrictions on future fundings, rights of first refusal, participation rights, penalties or liquidated damages in the LPA. The Company did not pay any expense reimbursement or placement agent fee in connection with the LPA. The LPA may be terminated by the Company at any time, at its discretion, without any penalty or cost to the Company. The Company’s ability to sell its shares to LPC is also subject to its obtaining all necessary consents, amendments or waivers as may be required. Under the LPA, the Company may not sell to LPC any shares of its common stock in excess of 19.99% of its shares of common stock outstanding, unless and until such issuances are approved by our shareholders, in the event such approval is required under the rules and regulations of the trading market where the Company’s securities are then listed. The LPA contains customary representations, warranties, covenants, closing conditions and indemnification and termination provisions by, among and for the benefit of the parties. LPC has covenanted not to cause or engage in any manner whatsoever, any direct or indirect short selling or hedging of the Company’s shares of common stock. The net proceeds the Company may receive will depend on the frequency and prices at which it sells shares of stock to LPC under the LPA and the maximum proceeds it may receive over the 25-month term of the agreement is $1.5 million. The Company expects that any proceeds received by the Company from sales of the Company’s common stock to LPC under the LPA, when such sales are made, will be used for debt servicing and general corporate and working capital purposes.

On October 5, 2010, we entered into a $10 million Purchase Agreement (the “Purchase Agreement”) with LPC, together with a Registration Rights Agreement (the “Registration Rights Agreement”), whereby LPC has agreed to purchase up to $10 million of the Company’s common stock over a 25-month period. Under the Registration Rights Agreement, the Company agreed to file a registration statement related to the transaction with the U.S. Securities & Exchange Commission (“SEC”) covering the shares that have been or may be issued to LPC under the Purchase Agreement. After the SEC has declared effective such registration statement, the Company has the right, but not the obligation, over a 25-month period, to sell shares of its common stock to LPC in amounts of up to 150,000 shares per business day every other business day, depending on certain conditions as set forth in the Purchase Agreement, up to the aggregate amount of $10 million. The purchase price for the shares of common stock to be purchased by LPC will be the lower of (i) the lowest trading price on the date of sale or (ii) the arithmetic average of the three lowest closing sale prices for the common stock during the 12 consecutive business days ending on the business day immediately preceding the purchase date of those securities. In no event, however, will the additional shares be sold to LPC at a price of less than $0.30 per share. In consideration for entering into the Purchase Agreement, the Company issued to Lincoln Park 305,944 shares of restricted common stock as an initial commitment and is required to issue up to 336,538 additional commitment shares of common stock, pro rata, as the Company requires LPC to purchase the Company’s shares under the Purchase Agreement over the term of the agreement. The Company can also accelerate the amount of common stock to be purchased under certain circumstances. The Purchase Agreement may be terminated by the Company at any time at the Company’s discretion without any cost to the Company. Under the Purchase Agreement, the Company may not sell to LPC any shares of its common stock in excess of 19.99% of its shares of common stock outstanding, unless and until such issuances are approved by our shareholders, in the event such approval is required under the rules and regulations of the trading market where the Company’s securities are then listed. The Company’s ability to sell its shares to LPC is also subject to its obtaining all necessary consents, amendments or waivers as may be required. The proceeds received by the Company under the Purchase Agreement are expected to be used for debt servicing, working capital and general corporate purposes.

On July 15, 2010, pursuant to the terms of the Certificate of Designation, the Company paid a dividend on its Series D Preferred stock in the form of shares of its Common stock. The total dividend paid to all Series D Preferred stock holders was 175,049 Common shares.

On April 9, 2010, in connection with the Guaranty Agreements, the Company issued warrants to the Guarantors to purchase an aggregate 1,333,334 shares of Common stock of the Company. The warrants expire after five years and are exercisable at $0.5368 per share (see Note 15).

On April 9, 2010, the Company entered into Subscription Agreements with certain accredited investors (the “Purchasers”), with respect to the sale of its (i) 10% Series D Convertible Preferred stock (the “Preferred Stock”), and (ii) warrants to purchase shares of Common stock of the Company (the “Warrants”) (together, the “Securities”), for gross proceeds of $3.65 million (before customary offering expenses of approximately $423,000, and excluding any proceeds that Cytomedix may receive upon exercise of the Warrants) (the “Preferred Stock Offering”). The Preferred Stock earns dividends at the rate of 10% per annum, payable quarterly in cash or, in the Company’s sole discretion, in shares of the Company’s Common stock. The Preferred Stock may be converted, at the holder’s option, into fully paid and non-assessable shares of the Common stock at the conversion price equal to 90% of the volume weighted average price (“VWAP”) for the 10 trading days prior to the closing date, or $0.4392. The conversion price on the Preferred Stock for affiliate investors is $0.5580. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, the holders will be entitled to receive out of the Company’s assets an amount equal to the stated value, plus any accrued and unpaid dividends thereon and any other fees then due and owing thereon, for each share of Preferred Stock before any distribution or payment is made to the holders of any junior securities. At any time after the third anniversary of the issuance date, the Company may redeem some or all of the then outstanding Preferred Stock for cash in an amount equal to the stated value of the outstanding Preferred Stock plus any accrued dividends. The Preferred Stock will not be listed on any securities exchange or automated quotation system. The Purchasers were also issued five-year Warrants to purchase, in the aggregate, 4,128,631 shares of Common stock, which number represents 50% of shares of Common stock underlying the Preferred Stock as of the closing of the Preferred Stock Offering, at an exercise price per share of $0.5368. Each Warrant is exercisable immediately on the date of issuance and will expire on April 9, 2015. In accordance with the terms of the Registration Rights Agreement executed by the Company in connection with the April 2010 private offering, the Company filed a registration statement on Form S-3 with the SEC to register the resale of the Company’s common stock underlying certain securities sold in the April 2010 private offering. The registration statement was declared effective by the SEC on November 3, 2010. The Preferred Stock and Warrants are classified as equity. The proceeds from the Preferred Stock Offering were allocated among Preferred Stock and Warrants based on their relative fair values. Pursuant to the terms of the Preferred Stock Offering, a beneficial conversion feature in the amount of $1,948,155 was recorded and fully amortized in April 2010 and is reflected in the Preferred dividend section of the statement of operations. The beneficial conversion feature represents the intrinsic value of the Preferred Stock which results from the effective conversion price of the convertible preferred stock being lower than the fair value of the underlying common stock on the date of issuance.

No dividends were declared or paid on the Company’s common stock in 2011 and 2010.

At December 31, the following amounts were accrued for dividends payable:

	2011	2010
Series A Preferred Stock	$21,388	$12,324
Series B Preferred Stock	15,206	9,038
Series D Preferred Stock	68,939	71,491
	$105,533	$92,853

As of December 31, 2011, the balance of unamortized stock-based compensation for warrants granted to non-employees was $0.

Long-Term Incentive Plan and Other Compensatory Awards	12 Months Ended
Dec. 31, 2011
Long-Term Incentive Plan and Other Compensatory Awards

Note 18 — Long-Term Incentive Plan and Other Compensatory Awards

Cytomedix has a shareholder-approved, Long-Term Incentive Plan (“LTIP”) that permits incentive awards of options, stock appreciation rights, restricted stock awards, phantom stock awards, performance unit awards, dividend equivalent awards and other stock-based awards. Cytomedix may issue up to 8,000,000 shares of stock under this LTIP. At December 31, 2011, 1,228,245 shares were available for future grants. Of all options granted through December 31, 2011, 496,200 had been exercised and 6,275,555 remained outstanding. Option terms are set by the Board of Directors for each option grant, and generally vest immediately upon grant or over a period of time ranging up to three years, are exercisable in whole or installments, and expire ten years from the date of grant. Outstanding options expire at various dates through December 1, 2021.

A summary of option activity under the LTIP as of December 31, 2011, and changes during the year then ended is presented below:

LTIP Options	Shares	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at January 1, 2011	5,323,054	$1.34
Granted	1,000,500	$0.59
Exercised	0	—
Forfeited or expired	(47,999)	$0.61
Outstanding at December 31, 2011	6,275,555	$1.23	5.2	$1,765,141
Exercisable at December 31, 2011	5,246,233	$1.35	4.8	$1,235,177

The following table summarizes information about stock options outstanding as of December 31, 2011:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Number of Outstanding Shares	Weighted Average Remaining Contract Life	Weighted Average Exercise Price	Number Exercisable	Weighted Average Exercise Price
$0.30 – $1.50	4,725,555	5.7	$0.86	3,696,233	$0.93
$1.51 – $3.00	1,480,000	3.8	$2.22	1,480,000	$2.22
$3.01 – $4.50	0	—	—	0	—
$4.51 – $6.00	70,000	4.0	$5.20	70,000	$5.20

The weighted-average grant-date fair value of stock options granted under the LTIP during the years 2011 and 2010 was $0.59 and $0.39, respectively. No stock options were exercised under the LTIP during the fiscal years ended December 31, 2011 and 2010.

As of December 31, 2011, there was approximately $418,000 of total unrecognized compensation cost related to non-vested stock options granted under the LTIP. That cost is expected to be recognized over a weighted-average period of 1.4 years. The total fair value of stock options granted under the LTIP that vested during the fiscal years ended December 31, 2011 and 2010 was approximately $433,000 and $378,000, respectively.

Additionally, the Company has issued certain compensatory warrants outside of the LTIP, in exchange for the performance of services. A summary of service provider warrant activity as of December 31, 2011, and changes during the year then ended is presented below:

Warrants to Service Providers	Shares	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at January 1, 2011	1,399,632	$1.65
Granted	0	—
Exercised	0	—
Forfeited or expired	(64,483)	$4.34
Outstanding at December 31, 2011	1,335,149	$1.52	2.6	$0
Exercisable at December 31, 2011	1,335,149	$1.52	2.6	$0

The following table summarizes information about compensatory warrants outstanding as of December 31, 2011:

	Warrants Outstanding			Warrants Exercisable
Range of Exercise Prices	Number of Outstanding Shares	Weighted Average Remaining Contract Life	Weighted Average Exercise Price	Number Exercisable	Weighted Average Exercise Price
$1.10 – $1.50	950,149	2.6	$1.37	950,149	$1.37
$1.51 – $3.00	385,000	2.6	$1.87	385,000	$1.87

As of December 31, 2011, there was no remaining unrecognized compensation cost related to warrants.

The Company has recorded stock-based compensation expense as follows:

	Year Ended December 31
Stock-Based Expense	2011	2010
Awards under the LTIP	$305,180	$410,961
Awards outside the LTIP	$—	$—
	$305,180	$410,961
Included in Statements of Operations caption as follows:
Salaries and wages	$155,097	$277,945
Consulting expense	$64,006	$50,693
General and administrative	$86,077	$82,323
	$305,180	$410,961

Supplemental Cash Flow Disclosures - Non-Cash Transactions	12 Months Ended
Dec. 31, 2011
Supplemental Cash Flow Disclosures - Non-Cash Transactions

Note 19 — Supplemental Cash Flow Disclosures — Non-Cash Transactions

Non-cash Investing and Financing transactions for years ended December 31 include:

	2011	2010
Accrued dividends on preferred stock	$346,236	$275,068
Preferred dividends paid by issuance of stock	333,556	189,500
Reclassification of derivative liabilities for modified warrant agreements	1,434,322	—
Discharge of previously deferred financing costs for modified warrant agreements	(136,543)	—
Derivative liability for embedded conversion option	(2,085,513)	—
Conversion of convertible debt to common stock	(600,000)
Business acquisitions:
Inventory acquired	—	1,151,035
Property and equipment acquired	—	768,000
Goodwill and intangible assets	—	4,089,823
Deferred charges	—	655,260
Note Payable for balance of acquisition	—	(4,008,858)

Cash paid for interest was $424,000 and $371,000 in 2011 and 2010, respectively. There were no income taxes paid in 2011 and 2010.

Operating Leases	12 Months Ended
Dec. 31, 2011
Operating Leases

Note 20 — Operating Leases

The Company leases its office space under an operating lease expiring in December 2013, with future minimum lease payments as indicated in the table below:

Years ending December 31:
2012	$79,413
2013	71,895
2014	—
Thereafter	—
Total future minimum lease payments	$151,308

For the years ended December 31, 2011 and 2010, the Company incurred rent expense of approximately $65,000 and $77,000, respectively.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies

Note 21 — Commitments and Contingencies

The Company is prohibited from granting a security interest in certain of the Company’s patents and/or future royalty streams under the terms of the Series A and B Convertible Preferred stock.

Under the Company’s plan of reorganization upon emergence from bankruptcy in July 2002, the Series A Preferred stock and the dividends accrued thereon that existed prior to emergence from bankruptcy are to be exchanged into one share of new Common stock for every five shares of Series A Preferred stock held as of the date of emergence from bankruptcy. This exchange is contingent on the Company’s attaining aggregate gross revenues for four consecutive quarters of at least $10,000,000 and would result in the issuance of 325,000 shares of Common stock. Through December 31, 2011, the Company had not reached such aggregate revenue levels.

In conjunction with its FDA clearance, the Company agreed to conduct a post-market surveillance study to further analyze the safety profile of bovine thrombin as used in the AutoloGelTM System. This study is estimated to cost between $500,000 and $700,000 over a period of several years, which began in the third quarter of 2008. As of December 31, 2011, approximately $350,000 had been incurred.

In July 2009, in satisfaction of a new Maryland law pertaining to Wholesale Distributor Permits, the Company established a Letter of Credit, in the amount of $50,000, naming the Maryland Board of Pharmacy as the beneficiary. This Letter of Credit serves as security for the performance by the Company of its obligations under applicable Maryland law regarding this permit and is collateralized by the CD described in Fair Value Measurements (see Note 5).

At December 31, 2011, we are committed to $321,000 in capital expenditures representing Angel® machines sufficient to address forecasted customer demand.

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events

Note 22 — Subsequent Events

Dividend on Series D Preferred Stock

On January 17, 2012, pursuant to the terms of the Certificate of Designation, the Company paid a dividend on its Series D Preferred Stock in the form of shares of its common stock. The total dividend paid to all Series D preferred stock holders was 76,461 shares of Common stock.

Stock Option Grants

On January 3, 2012, under the LTIP, the Company granted 190,000 stock options to board members for their upcoming service in 2012. These options have an exercise price of $1.13, which was the closing market price on their date of grant and expire ten years from the date of grant. The board members’ options vest in equal monthly installments through December 2012.

Option Extentsion with Top 20 Global Pharmaceutical Company

On February 2, 2012 the Company and Global Pharma executed an extension to the Option Agreement, extending the exclusive option period through June 30, 2012 in exchange for an additional non-refundable fee of $2.5 million. The Company has since received said fee from Global Pharma.

Aldagen Acquisition and Concurrent Transactions

Business Combination

On February 8, 2012, the Company acquired all of the issued and outstanding capital stock and convertible promissory notes of Aldagen. As consideration, Cytomedix issued 135,398 shares of its Series E Convertible Preferred Stock (the “Series E Preferred Stock”) to Aldagen’s former investors. The Series E Preferred Stock are automatically convertible into shares of common stock, in a 1-for-100 shares ratio, upon the Company’s filing an amendment to its Certificate of Incorporation to increase the number of authorized shares of common stock and number of directors.

In addition to the Series E Preferred Stock, Aldagen’s former investors have the right to receive up to 20,309,723 shares of the Company’s common stock (the “Contingent Consideration”), contingent upon Aldagen’s achieving certain milestones related to its current ALD-401 Phase 2 clinical trial. Finally, each holder of warrants to acquire shares of Aldagen capital stock agreed to exchange the Aldagen warrants for warrants to acquire an aggregate of 2,115,596 shares of the Company’s common stock with an exercise price of $1.42 per share (the Replacement Warrants”). Each Replacement Warrant expires December 31, 2014 and, subject to call provisions of the Replacement Warrant, is exercisable as follows: (i) commencing on the issuance date, for up to 30% of the total shares of the Company’s common stock exercisable under the Replacement Warrant, and (ii) upon issuance of the final tranche of the Contingent Consideration, for the remaining balance of the shares under the Replacement Warrant. The Replacement Warrants also contain exercise price adjustments, cashless exercise and other provisions customary to instruments of this nature.

Simultaneous with the closing of the Acquisition, the Company executed several other transactions, which are not considered part of the purchase consideration, as follows.

Issuance of Common Stock

On February 8, 2012 and simultaneous with the closing of the Acquisition, the Company entered into subscription agreements (the “Subscription Agreements”) with certain accredited investors, with respect to the sale of shares of its common stock, for gross proceeds of $5 million.

Redemption of Series A and Series B Redeemable Convertible Preferred Stock

The Company redeemed all outstanding shares of its Series A and Series B Convertible Preferred Stock, for $208,000 in cash, pursuant to their terms.

Series D Convertible Preferred Stock Conversions

All holders of the Company’s outstanding Series D Convertible Preferred Stock (the “Series D Preferred Stock”) purchased in a private placement of the Company’s securities in April 2010 converted their shares of the Series D Preferred Stock into shares of the Company’s common stock prior to the Series D Preferred Stock redemption date of April 2013, under the terms of such securities at the conversion price of $0.4392 per share (or $0.558 per share in case of affiliates), for the total of 7,790,350 shares of common stock, which included 330,000 shares of common stock representing forgone dividend payments to such holders through April 2013.

Warrant Exercises

An offer was extended to certain holders of Company warrants (holding warrants to purchase approximately 5.7 million shares of the Company’s common stock) acquired in previously reported private placement transactions in 2010 and 2011 requesting them to exercise their respective warrants pursuant to the terms of individually negotiated and executed warrant exercise agreements, in exchange for an equity sweetener. In consideration for such early exercises and estimated proceeds of approximately $2.8 million, the Company agreed to issue additional warrants to purchase an aggregate of 1,180,547 shares of common stock, at an exercise price per share of $1.42. Each warrant expires December 31, 2014 and, subject to call provisions of the warrant, is exercisable as follows: (i) commencing on the issuance date, for up to 30% of shares of the Company’s common stock under each warrant, and (ii) upon issuance of the final tranche of the Contingent Consideration, for the remaining balance of the warrant. Each warrant also contains exercise price adjustments, cashless exercise and other provisions customary to the instruments of this nature.

Post-Combination Stock-Based Compensation

Each outstanding option to acquire shares of Aldagen capital stock was cancelled and, in satisfaction of a closing condition, the Company’s Board granted approximately 1.7 million options to acquire shares of the Company’s stock to certain newly added employees, officers, directors and advisors under the Company’s Long-Term Incentive Plan. The new options vest during a post-combination service period and will be expensed during such service period.

The following table represents the allocation of the purchase consideration to the assets acquired and liabilities assumed on February 8, 2012:

Estimated Fair Value
Purchase Consideration:
Series E Preferred Stock	$18,955,742
Contingent Consideration	$11,109,020
Replacement Warrants	$1,883,751
Total Consideration	$31,948,513
Tangible Assets Acquired:
Cash	$20,067
Receivables	$210,394
Property and equipment	$772,486
Other	$87,391
Identifiable Intangible Assets Acquired:
IPR&D Technology	$29,585,000
Trademarks and Tradename	$1,990,000
Liabilities Assumed:
Accounts Payable and Accrued Expenses	$(1,040,034)
Other	$(118,617)
Goodwill	$441,826
$31,948,513

Identifiable intangible assets associated with trademarks and tradename will be amortized on a straight-line basis over their estimated useful lives of 20 years. Identifiable intangible assets associated with IPR&D are initially classified as indefinite lived; such classification will be reassessed every reporting period based on the status of the research and development projects. Goodwill is considered an indefinite lived asset.

The following unaudited pro forma financial information summarizes the results of operations for the periods indicated as if the purchase of Aldagen had been completed as of January 1, 2011. Pro forma information primarily reflects adjustments relating to (i) elimination of the interest on Aldagen’s promissory notes, (ii) additional stock-based compensation expense, (iii) elimination of the impact of the changes in the fair value of Aldagen’s derivative liabilities, and (iv) the amortization of intangibles acquired. The pro forma amounts do not purport to be indicative of the results that would have actually been obtained if the acquisition occurred as of January 1, 2011 or that may be obtained in the future.

Pro forma results for the year ended December 31, 2011

Revenue	$7.9 million
Net Loss	$11.0 million

Quarterly Financial Data (Unaudited) Required by Regulation S-X Item 3-02(b)	12 Months Ended
Dec. 31, 2011
Quarterly Financial Data (Unaudited) Required by Regulation S-X Item 3-02(b)

Note 23 — Quarterly Financial Data (Unaudited) Required by Regulation S-X Item 3-02(b)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2011
Revenues	$1,365,613	$1,394,294	$1,532,378	$2,955,114
Gross profit	$720,229	$755,067	$815,543	$2,229,404
Net loss	$(1,410,220)	$(791,361)	$(2,206,353)	$897,419
(Loss) gain per common share –
Basic	$(0.03)	$(0.02)	$(0.04)	$0.02
Diluted	$(0.03)	$(0.02)	$(0.04)	$0.01
2010
Revenues	$178,734	$1,147,219	$1,297,447	$1,287,633
Gross profit	$353,177	$461,941	$762,998	$719,967
Net loss	$(1,067,966)	$(2,257,359)	$(1,415,021)	$(2,076,405)
Loss per common share –
Basic and diluted	$(0.03)	$(0.11)	$(0.04)	$(0.05)